Exhibit 99.1

AST & Science LLC to Become Public Company Through Combination with New Providence Acquisition Corp. (NASDAQ: NPA, NPAUU and NPAWW)

●	AST & Science LLC (“AST SpaceMobile”) is building the first and only space-based cellular broadband network accessible directly by standard mobile phones
●	AST SpaceMobile to become publicly listed through a business combination with New Providence Acquisition Corp. (NASDAQ: NPA, NPAUU and NPAWW)
●	Combined company to have an estimated post-transaction enterprise value of $1.4 billion and will become listed on the NASDAQ under the ticker symbol “ASTS” following expected transaction close in the first quarter of 2021
●	Transaction to provide up to $462 million in gross proceeds, comprised of New Providence Acquisition Corp.’s $232 million of cash held in trust (assuming no redemptions) and a $230 million fully committed common stock PIPE at $10.00 per share, including investments from Rakuten, Vodafone, American Tower, UBS O’Connor and a broad base of financial institutions
●	AST SpaceMobile LLC shareholders Vodafone, Rakuten, American Tower, and Cisneros will increase their equity holding through participation in the PIPE financing in support of AST SpaceMobile’s transition into the publicly listed company

MIDLAND, TX— December 16, 2020 – AST & Science LLC (“AST SpaceMobile”), the company building the first and only space-based cellular broadband network accessible directly by standard mobile phones, today announced it has entered into a business combination agreement with New Providence Acquisition Corp. (“New Providence”) (NASDAQ: NPA, NPAUU and NPAWW), a publicly traded special purpose acquisition company. Upon closing of the transaction, AST SpaceMobile will become a publicly traded company, and it is expected that its common stock will be listed on the NASDAQ exchange under the symbol “ASTS” upon closing the transaction. Abel Avellan, Chairman and Chief Executive Officer of AST SpaceMobile, will continue to lead the business post-transaction. The combined company will have an implied pro forma enterprise value of approximately $1.4 billion and is expected to have an equity value of approximately $1.8 billion at closing.

Backed by an extensive IP and patent portfolio, AST SpaceMobile will uniquely address the $1 trillion global mobile wireless services market by delivering seamless broadband cellular connectivity directly to unmodified, existing mobile phones, without any need for specialized hardware. With an expected initial access to 1.3 billion subscribers of some of the world’s largest cellular operators, AST SpaceMobile will be positioned to rapidly scale its revenue streams as it deploys its space assets for nearly complete global coverage, while benefitting from operating leverage and low maintenance capital costs via its super-wholesale, business-to-business model.  Once deployed, AST SpaceMobile’s services will meet the needs of at least five billion mobile subscribers who face broadband connectivity issues when moving in and out of cellular coverage, and will enable access by more than half of the world population that do not have internet on their phone.

AST SpaceMobile and New Providence have secured a commitment for a $230 million private placement investment (“PIPE”) to be consummated at the closing of the transaction. The PIPE is being led by AST SpaceMobile’s strategic partners, including Vodafone, Rakuten (Japan leader in e-commerce, fintech, digital content and communications), and American Tower (a global leader in communications infrastructure), as well as UBS O’Connor and a broad base of financial institutions.

“AST SpaceMobile’s low latency, space-based platform will allow hundreds of millions of people across the world to access high-speed, cellular broadband service in areas where there was previously no such service. Working directly with our strategic partners, we are on track in executing on phase one of our commercial launch as we set the stage to bring our game-changing space network for global mobile connectivity,” said Abel Avellan, Chairman and Chief Executive Officer of AST SpaceMobile.

“Universal broadband access has become a global necessity, and we are uniquely positioned to leverage our innovative technology solution and efficient business model to democratize broadband cellular access across the globe,” Mr. Avellan continued. “Building on the strong investor support we have received in the private markets, we are thrilled to partner with New Providence and transition AST SpaceMobile to a public company, which will solidify our financial profile as we continue to execute on our vision.”

“AST SpaceMobile represents a unique opportunity to invest in a pioneering company with revolutionary technology, access to a built-in customer base, and a flexible and scalable business model that addresses one of the largest challenges to global connectivity,” said Alex Coleman, Chairman of New Providence. “Facing an extraordinary market opportunity, we believe AST SpaceMobile is poised for sustained growth as it executes its commercialization plan and ultimate expansion across the globe.”

Transaction Overview

Pursuant to the transaction, New Providence, which currently holds approximately $232 million in cash in trust, will combine with AST SpaceMobile at an estimated $1.4 billion pro forma enterprise value, or 1.4 times calendar year 2024’s estimated EBITDA of approximately $1 billion. The company will have no debt on the balance sheet at closing. Assuming no redemptions by New Providence’s existing public stockholders, AST SpaceMobile’s existing shareholders will hold approximately 71 percent of the issued and outstanding shares of common stock immediately following the closing of the business combination.

The combined company expects to receive up to $462 million in gross proceeds, assuming no redemptions of New Providence’s existing public stockholders, including the private placement backed by strategic partners, existing investors and a broad base of financial institutions. All AST SpaceMobile shareholders are retaining 100% of their equity in the combined company. The cash proceeds are expected to be used to fund phase one of the commercial launch of AST SpaceMobile’s space assets.

The transaction has been unanimously approved by the New Providence Board of Directors, as well as the Board of Directors of AST SpaceMobile, and is subject to the satisfaction of customary closing conditions, including the approval of the shareholders of New Providence.

Additional information about the proposed business combination, including a copy of the equity purchase agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by New Providence today with the Securities and Exchange Commission and available at www.sec.gov. The investor presentation can also be found on AST SpaceMobile’s website at https://ast-science.com/ and www.npa-corp.com.

Investor Conference Call Information

AST SpaceMobile and New Providence will host a joint investor conference call to discuss the proposed transaction on December 16, 2020 at 7:00 AM ET.

To listen to the prepared remarks via telephone, dial 1-844-512-2921 (U.S.) or 1-412-317-6671 (international) and an operator will assist you, or via webcast at https://viavid.webcasts.com/starthere.jsp?ei=1414383&tp_key=7d2f29eae5. A telephone replay will be available by using pin number: 1142767. The telephone replay will be available through January 16, 2021 at 11:59 PM ET.

Advisors

Barclays is acting as financial advisor and capital markets advisor to AST SpaceMobile. Barclays and Deutsche Bank Securities Inc. acted as placement agents to New Providence in connection with the PIPE offering. Deutsche Bank Securities Inc. and BTIG LLC are acting as financial and capital markets advisors to New Providence.

Latham & Watkins LLP and Foley & Lardner LLP are acting as legal counsel to AST SpaceMobile, and Kirkland & Ellis LLP is acting as legal counsel to New Providence.

About AST SpaceMobile

AST SpaceMobile is building the first, and only, global broadband cellular network in space to operate directly with standard, unmodified mobile devices based on our extensive IP and patent portfolio. Our team of engineers and space scientists are on a mission to eliminate the connectivity gaps faced by today’s five billion mobile subscribers and finally bring broadband to the billions who remain unconnected. Learn more at www.ast-science.com and follow AST SpaceMobile on Twitter @AST_SpaceMobile and LinkedIn, and for an overview of AST SpaceMobile, check out this video.

About New Providence Acquisition Corp.

New Providence Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In September 2019, New Providence Acquisition Corp. consummated a $230 million initial public offering (the “IPO”) of 23 million units (reflecting the underwriters’ exercise of their over-allotment option in full), each unit consisting of one of the Company’s Class A ordinary shares and one-half warrant, each whole warrant enabling the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share. New Providence’s securities are quoted on the Nasdaq stock exchange under the ticker symbols NPA, NPAUU and NPAWW.

Additional Information

NPA intends to file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed Business Combination, NPA will mail the definitive proxy statement and other relevant documents to its stockholders. This communication does not contain all the information that should be considered concerning the Business Combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination. NPA’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, any amendments thereto, and the definitive proxy statement in connection with NPA’s solicitation of proxies for the special meeting to be held to approve the Business Combination as these materials will contain important information about AST and NPA and the proposed the Business Combination. The definitive proxy statement will be mailed to the stockholders of NPA as of a record date to be established for voting on the Business Combination. Such stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

NPA, Sponsor and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NPA’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of NPA’s directors and officers in NPA’s filings with the SEC, including NPA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 30, 2020, and such information and names of AST’s directors and executive officers will also be in the proxy statement of NPA for the Business Combination. Stockholders can obtain copies of NPA’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

AST SpaceMobile and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from NPA’s stockholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the proxy statement for the Business Combination when available.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact contained in this communication including, without limitation, statements regarding NPA’s or AST’s financial position, business strategy and the plans and objectives of management for future operations; anticipated financial impacts of the Business Combination; the satisfaction of the closing conditions to the Business Combination; and the timing of the completion of the Business Combination, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside NPA’s and AST’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Equity Purchase Agreement or could otherwise cause the Business Combination to fail to close; (ii) the outcome of any legal proceedings that may be instituted against NPA and AST following the execution of the Equity Purchase Agreement and the Business Combination; (iii) any inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of NPA or other conditions to closing in the Equity Purchase Agreement; (iv) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (v) the inability to maintain the listing of the shares of common stock of the post-acquisition company on The Nasdaq Stock Market following the Business Combination; (vi) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (viii) costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the possibility that AST or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (xi) other risks and uncertainties indicated in the proxy statement, including those under the section entitled “Risk Factors”, and in NPA’s other filings with the SEC.

NPA cautions that the foregoing list of factors is not exclusive. NPA cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of NPA’s Annual Report on Form 10-K filed with the SEC. NPA’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, NPA disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Investor Relations

Michael Bowen

ASTIR@icrinc.com

203-682-8299

Media Relations

Scott Cianciulli

The Plunkett Group

(212) 739-6753

scott@theplunkettgroup.com

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